UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2020

American Woodmark Corporation
(Exact name of registrant as specified in its charter)

Virginia	000-14798	54-1138147
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

561 Shady Elm Road,	Winchester,	Virginia	22602
(Address of principal executive offices			(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock (no par value)	AMWD	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

American Woodmark Corporation

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On August 20, 2020, the Board of Directors (the "Board") of American Woodmark Corporation (the "Company") elected David Rodriquez, Executive Vice President and Global Chief Human Resources Officer at Marriott International, and M. Scott Culbreth, President and Chief Executive Officer of the Company, as directors of the Company. Mr. Rodriguez will also serve as a member of the Compensation and Governance Committees. Mr. Culbreth will not serve on any of the Board’s current committees given that he does not qualify as independent due to his service as the Company’s President and Chief Executive Officer.

Mr. Rodriguez will be eligible to receive the non-management director compensation provided to our other non-management directors as more fully set forth under "Non-Management Directors' Compensation" in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission ("SEC") on June 29, 2020. Mr. Culbreth will not receive any additional compensation for his service as a director.

A copy of the press release announcing the appointments is attached as Exhibit 99.1 to this report.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On August 20, 2020, the Board approved an amendment to Article II, Section 2 of the Company's Bylaws. The amendment will increase the number of directors of the Company from six to eight. The full text of the Bylaws of the Company, marked to show the change, is attached as Exhibit 3.1 to this report and is incorporated in response to this Item by reference thereto.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

At the Annual Meeting of Shareholders of American Woodmark Corporation held on August 20, 2020, the holders of 15,929,928 of the 16,942,569 shares of the Company's common stock outstanding as of the record date voted on one or more matters either in person at the meeting or by duly executed and delivered proxies. The shareholders approved the four items outlined in the Company's Proxy Statement that was sent to shareholders and filed with the SEC in accordance with Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following items were approved at the Company's Annual Meeting:

	Votes "FOR"	Votes "WITHHELD"	Broker "NON-VOTES"
1. Election of the Board of Directors:
Andrew B. Cogan	14,563,681	447,680	918,567
James G. Davis, Jr.	13,914,691	1,096,670	918,567
Martha M. Hayes	14,003,022	1,008,339	918,567
Daniel T. Hendrix	14,590,136	421,225	918,567
Carol B. Moerdyk	14,067,860	943,501	918,567
Vance W. Tang	14,377,865	633,496	918,567

	Votes "FOR"	Votes "WITHHELD"	Votes "ABSTAINED"	Broker "NON-VOTES"
2. Ratification of the selection of Independent Registed Public Accounting Firm	15,766,687	134,131	29,110	—
3. Approval of extension of the Company's 2015 Non-Employee Directors Restricted Stock Unit Plan	14,160,098	784,524	66,739	918,567
4. Advisory approval of executive compensation	14,581,979	174,993	254,389	918,567

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 3.1 Bylaws of the Company, as amended effective August 20, 2020 (marked to show changes to Bylaws).
Exhibit 99.1 Registrant’s Press Release dated August 21, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ PAUL JOACHIMCZYK	/s/ M. SCOTT CULBRETH

Paul Joachimczyk	M. Scott Culbreth
Vice President and Chief Financial Officer	President & Chief Executive Officer

Date: August 21, 2020	Date: August 21, 2020
Signing on behalf of the registrant and as principal financial officer	Signing on behalf of the registrant and as principal executive officer